UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2016

Chemical Financial Corporation
(Exact Name of Registrant as
Specified in its Charter)

Michigan (State or Other Jurisdiction of Incorporation)	000-08185 (Commission File Number)	38-2022454 (IRS Employer Identification No.)

333 E. Main Street Midland, Michigan (Address of Principal Executive Offices)	48640 (Zip Code)

Registrant’s telephone number, including area code:  (989) 839-5350

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On January 26, 2016, Chemical Financial Corporation (“Chemical”) and Talmer Bancorp, Inc. (“Talmer”) issued a joint press release announcing the execution of an Agreement and Plan of Merger providing for the merger of Talmer with and into Chemical (the “Merger”). For more information about the Merger, please refer to Chemical's Current Report on Form 8-K filed with the Commission on January 26, 2016, which is incorpororated herein by reference,

Chemical and Talmer will host a conference call to discuss the Merger, as well as their respective fourth quarter and year-end 2015 earnings, on Tuesday, January 26, 2016 at 11:00 a.m. Eastern Time. Anyone interested may access the conference call on a live basis by dialing toll-free at 1-800-289-0459 and entering 430440 for the participant passcode. The call will also be broadcast live over the Internet hosted at Chemical’s website at www.chemicalbankmi.com under the “Investor Info” section. A copy of the slideshow presentation to be used on the call is filed with this report as Exhibit 99.1 and is incorporated herein by reference. Both the slideshow presentation and an audio replay of the call will remain available on Chemical’s and Talmer’s websites for at least 14 days.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K and the slideshow presentation contain forward-looking statements regarding Chemical’s and Talmer’s outlook or expectations with respect to the planned strategic partnership, including the expected costs to be incurred and cost savings to be realized in connection with the transaction, the expected impact of the transaction on Chemical’s future financial performance (including anticipated accretion to earnings per share), the assumed purchase accounting adjustments, other key transaction assumptions, and consequences of Talmer’s integration into Chemical. Words such as “anticipated,” “believes,” “estimated,” “expected,” “projected,” “assumed,” “approximately,” “continued,” “should,” “will” and variations of such words and similar expressions are intended to identify such forward-looking statements. Pro forma financial information is not a guarantee of future results and is presented for informational purposes only.

Forward-looking statements are not guarantees of future financial performance and are subject to risks, uncertainties and assumptions (“risk factors”) that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what may be expressed or forecasted in such forward-looking statements. Neither Chemical nor Talmer assumes any duty to update, amend or clarify forward-looking statements, whether as a result of new information, future events or otherwise.

Risk factors relating both to the transaction and the integration of Talmer into Chemical after closing include, without limitation:

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  Completion of the transaction is dependent on, among other things, receipt of regulatory approvals and receipt of Talmer and Chemical shareholder approvals, the timing of which cannot be predicted with precision at this point and which may not be received at all.
  The impact of the completion of the transaction on Chemical’s and Talmer’s financial statements will be affected by the timing of the transaction.
  The transaction may be more expensive to complete and the anticipated benefits, including anticipated cost savings and strategic gains, may be significantly harder or take longer to achieve than expected or may not be achieved in their entirety as a result of unexpected factors or events.
  The integration of Talmer’s business and operations into Chemical, which will include conversion of Talmer’s operating systems and procedures, may take longer than anticipated or be more costly than anticipated or have unanticipated adverse results relating to Talmer’s or Chemical’s existing businesses.
  Chemical’s ability to achieve anticipated results from the transaction is dependent on the state of the economic and financial markets going forward. Specifically, Chemical may incur more credit losses than expected and customer attrition may be greater than expected.

In addition, risk factors include, but are not limited to, the risk factors described in Item 1A of each of Chemical’s and Talmer’s Annual Report on Form 10-K for the year ended December 31, 2014. These and other factors are representative of the risk factors that may emerge and could cause a difference between an ultimate actual outcome and a forward-looking statement.

Additional Information about the Transaction

This communication is being made in respect of the Merger involving Talmer and Chemical. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.

Chemical will file a registration statement on Form S-4 with the Securities and Exchange Commission (SEC) to register the securities that the Talmer shareholders will receive if the transaction is consummated. The registration statement will contain a prospectus for Chemical and a joint proxy statement to be used by Chemical and Talmer to solicit the required approvals of their respective shareholders of the Merger and other relevant documents concerning the transaction. Chemical and Talmer may also file other documents with the SEC concerning the proposed Merger. BEFORE MAKING AN INVESTMENT OR VOTING DECISION, Investors and shareholders of Chemical and Talmer are urged to read the registration statement, the prospectus and joint proxy statement, and any other relevant documents when they become available because they will contain important information about Chemical, Talmer, and the transaction. Investors will be able to obtain these documents free of charge at the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC in connection with the Merger can also be obtained, when available, without charge, from Chemical’s website at http://www.chemicalbankmi.com (which website is not incorporated herein by reference), or by contacting Chemical Financial Corporation, 235 East Main Street, P.O. Box 569, Midland, MI 48640-0569, Attention: Ms. Lori A. Gwizdala, Investor

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Relations, telephone 800-867-9757, or at Talmer’s website at http://www.talmerbank.com (which website is not incorporated herein by reference), or by contacting Talmer Bancorp, Inc., 2301 West Big Beaver Road, Suite 525, Troy, Michigan 48084, Attention: Brad Adams, Investor Relations, telephone 248-498-2862.

Participants in the Merger Solicitation

Chemical and Talmer, and their respective directors, executive officers, and certain other members of management and employees, may be soliciting proxies from Chemical and Talmer shareholders in favor of the transaction. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of Chemical and Talmer shareholders in connection with the proposed transaction will be set forth in the prospectus and joint proxy statement when it is filed with the SEC. Free copies of this document may be obtained as described above. Information about Chemical’s directors and executive officers can be found in Chemical’s definitive proxy statement in connection with its 2015 annual meeting of shareholders, as filed with the SEC on March 6, 2015, and other documents subsequently filed by Chemical with the SEC. Information about Talmer’s directors and executive officers can be found in Talmer’s definitive proxy statement in connection with its 2015 annual meeting of shareholders, as filed with the SEC on April 27, 2015, and other documents subsequently filed by Talmer with the SEC. Additional information regarding the interests of such participants will be included in the prospectus and joint proxy statement and other relevant documents regarding the Merger filed with the SEC when they become available.

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibits:

		99.1	Slideshow Presentation.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	January 26, 2016	CHEMICAL FINANCIAL CORPORATION (Registrant)

/s/ David B. Ramaker
David B. Ramaker Chairman of the Board, CEO and President

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EXHIBIT INDEX

Exhibit Number	Document

99.1	Slideshow Presentation.